                                                                   EXHIBIT 10.17



                              FIFTH AMENDMENT TO
                      CONSOLIDATED, AMENDED AND RESTATED
                AIRCRAFT AND ENGINE LOAN AND SECURITY AGREEMENT


     THIS FIFTH AMENDMENT TO CONSOLIDATED, AMENDED AND RESTATED AIRCRAFT AND ENGINE LOAN AND SECURITY AGREEMENT (this "Amendment") made and entered into this 24/th/ day of December, 1997 by and between FINOVA CAPITAL CORPORATION (formerly GREYHOUND FINANCIAL CORPORATION) (the "Lender"), a corporation organized and existing under the laws of the State of Delaware, with its chief executive office and principal place of business at 1850 North Central Avenue, Phoenix, Arizona 85002 and TOWER AIR, INC. (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, with its chief executive office and principal place of business at Hangar No. 17, John F. Kennedy International Airport, Jamaica, New York 11430.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower and the Lender have previously entered into the Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated as of March 25, 1996, as amended by the First Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated as of May 8, 1996, the Second Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated as of September 25, 1996, the Third Amendment to Consolidated, Amended and Restated Aircraft Engine Loan and Security Agreement dated as of November 27, 1996, and Fourth Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement dated as of January 17, 1997 (collectively, the "Loan Agreement");

     WHEREAS, the Borrower has requested that (a) the Lender grant to the Borrower a deferral of the payment of principal for a period not to exceed three months commencing December 1, 1997, (b) the Lender make an additional loan to the Borrower in the amount of $3,363,213.48, of which the Lender will pay the sum of $2,913,000.00 directly to China Airlines Ltd. in connection with a "D" check performed on Aircraft [N619FF] (as defined in the N616FF Loan Agreement), the sum of $443,923.88, which will be retained by the Lender as the payment which the Borrower was required to pay to the Lender on November 28, 1997 in connection with Amended and Restated Promissory Note dated May 8, 1996, and the sum of $6,289.60 which will be retained by the Lender as interest due in respect of the Amended and Restated Promissory Note dated January

15, 1997, and (c) the Lender commit to make an additional loan in the sum of $636,786.52 to be used in connection with a "D" check performed on Aircraft [N620FF], which amount shall be paid directly to the third- party vendor performing the work on Aircraft [N620FF].

     NOW THEREFORE, the undersigned hereto agree as follows:

     1.   DEFINITIONS.
          -----------

          Capitalized terms used herein unless otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.


     2.   AMENDMENTS TO  LOAN AGREEMENT.
          ------------------------------

          2.1 Section 1.1 of the Loan Agreement is amended by deleting the definitions "November 1996 Note" and "November 1996 Loan" and inserting the following in place thereof:

               "NOVEMBER 1996 NOTE: shall mean that certain Promissory Note dated November 27, 1996 issued by the Borrower to the Lender in the principal amount of $2,000,000.00 as amended and restated by that certain Amended and Restated Promissory Note dated January 15, 1997 issued by the Borrower to the Lender in the principal amount of $4,000,000.00, as further amended and restated by that certain Amended and Restated Promissory Note dated December 24, 1997 issued by the Borrower to the Lender in the principal amount of $4,031,616.68, as at any time further amended, supplemented or restated."

               "NOVEMBER 1996 LOAN: shall mean collectively, (a) USD 2,000,000.00 which was advanced by the Lender to the Borrower on November 27, 1996; (b) USD 2,000,000.00 which was advanced by the Lender to the Borrower on January 15, 1997; (c) USD $3,363,213.48 which was advanced by the Lender to the Borrower on December 24, 1997;
          (d) USD $636,786.52 which is to be advanced by the Lender to the Borrower on or about February 15, 1998 and (e) any other amounts at any time advanced by the Lender to the Borrower pursuant to the terms of the Loan Agreement or any amendments thereto."

          2.2 Subparagraph (g) is inserted at the end of Section 6.9 which reads as follows:

                  "(g) During each month, the Lender shall be permitted to inspect the financial records of the Borrower and the logs and records of the Borrower relating to the Aircraft and Engines and to perform a physical inspection of the Aircraft and the Engines. All inspections conducted by the Lender shall be at the sole cost and expense of the Borrower."


     3.   REPRESENTATIONS AND WARRANTIES.
          ------------------------------

          The Borrower restates the representations and warranties set forth in
Section 7 of the Loan Agreement as if such representations and warranties were set forth in full herein, provided, however that every reference in such representations and warranties to the term "Documents" shall be deemed to
include this Amendment and the   New Note, the Consolidated Note, the Amended
Note and the Second Amendment (collectively, the "Loan Document Amendments").

     4.   CONDITIONS PRECEDENT
          --------------------

          4.1 Notwithstanding anything contained in this Amendment or the other Loan Document Amendments to the contrary, the obligation of the Lender to advance the additional $4,000,000.00 contemplated by the terms hereof or any part thereof is expressly contingent on the fulfillment and/or satisfaction in the sole discretion of the Lender of the following conditions precedent and the receipt by the Lender (in form and substance satisfactory to the Lender) of such documents and instruments, if any, therein required or deemed necessary by the Lender to evidence the fulfillment and/or satisfaction of said conditions precedent:

               (a) The Borrower and the Lender have executed and delivered this Amendment or have caused the same to be done;

               (b) The Borrower has executed and delivered to the Lender the Amended and Restated Promissory Note dated December 24, 1997 in the principal amount of $4,031,616.68 (the "New Note"), the Consolidated, Amended and Restated Promissory Note dated December 24,1997 in the principal amount of $42,851,030.82

(The "Consolidated Note"), and the Amended and Restated Promissory Note in the principal amount of $18,234,098.22 (the "Amended Note");

         (c) The Lender has received a Certificate of Resolutions, certified by the corporate secretary of the Borrower and setting forth a true, complete and accurate copy of the resolutions approved by the Board of Directors of the Borrower authorizing the entering into, execution and delivery of this Amendment and the New Note, the Consolidated Note, the Amended Note and the Second Amendment, by the Borrower thereunder;

          (d) The Lender has received an Opinion of Counsel from the Borrower's counsel in form and substance acceptable to the Lender;

          (e) The Lender has received an Officer's Certificate setting forth the following: (i) the name of each of the duly elected and acting officers of the Borrower together with the title of the office each holds; (ii) the name and title of each officer of the Borrower who is authorized by the Board of Directors of the Borrower to enter into, execute and deliver the Documents on behalf of the Borrower and a specimen signature of each of said officers and
(iii) a certified copy of a current Certificate of Good Standing of the Borrower certified by the Secretary of State of the State of Delaware;

          (f) The Lender has received a copy of the Borrower's articles of incorporation;

          (g) The Lender has received a copy of the by-laws, as amended, of the Borrower; and

          (h) Such other agreements, certificates instruments or legal opinions in writing as shall be deemed by the Lender or its counsel necessary or desirable in order to more fully and completely service, protect, perfect or preserve the Lender's Security Interests and other interests in and to the Aircraft, and otherwise under the Documents and the Mortgage.

     5.   ACKNOWLEDGMENTS AND CONFIRMATIONS.
          ---------------------------------

          5.1 All references in the Loan Agreement and every other agreement, instrument and document executed and delivered by Borrower in connection therewith, to the "Loan Agreement" shall be deemed to refer to the Loan Agreement as amended hereby.

          5.2 The Loan Agreement and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.


     6.   MISCELLANEOUS.
          -------------

          6.1 The Borrower will upon receipt of invoices by Lender or upon Lender's demand, pay to or reimburse Lender for all reasonable out-of-pocket expenses of Lender incurred in connection with the negotiation, execution and delivery of this Amendment and each of the other Loan Document Amendments contemplated hereby, including, without limitation, all reasonable legal fees and disbursements of Lender's counsel incurred in connection with all professional services rendered and disbursements incurred by said lawyers with respect thereto.

          6.2 Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect in accordance with its terms, and each of the Borrower and Lender hereby ratify and affirm all of the terms and conditions of the Loan Agreement as amended hereby.

          6.3 THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA.

          6.4 This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment shall not be assigned or delegated without the prior written consent of Lender, and any purported assignment or delegation without such consent shall be void.

          6.5 Time is of the essence with respect to the terms and provisions of this Amendment.

          6.6 This Amendment may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Consolidated, Amended and Restated Aircraft and Engine Loan and Security Agreement as of the day and year first above written.


                                 TOWER AIR, INC.


                                 By     /s/ R.K. PUNWANI
                                   -------------------------------------------
                                 Title Vice President-Finance
                                 Tax ID No.: 11-262-1046



                                 FINOVA CAPITAL CORPORATION



                                 By     /s/ Sandra K. McDonough
                                   -------------------------------------------
                                 Title Vice President